Exhibit 99.1

Datavault AI Appoints Shareholder and Investment Executive Jeffrey Tirman to the Board of Directors

Tirman, through his family office Abri Capital Ltd., holds 26 million DVLT shares and brings over 35 years of international investment management and corporate restructuring experience to the Company

PHILADELPHIA, PA – October 14, 2026 - Datavault AI Inc. (“Datavault AI” or the “Company”) (Nasdaq: DVLT), an Artificial Intelligence Platform (“AIP”) company providing data monetization, credentialing, and real-world asset (“RWA”) tokenization, today announced the appointment of Jeffrey Tirman to its Board of Directors, effective as of October 12, 2026. Mr. Tirman was designated by NYIAX, Inc. (“NYIAX”) in connection with Datavault AI's recently completed acquisition of NYIAX, and he previously served on NYIAX's board of directors. As a Datavault AI Shareholder, Mr. Tirman brings both an ownership perspective and extensive management experience to the Board.

Mr. Tirman has more than 35 years of international investment management experience, focused on corporate transformation, capital strategy and value creation. He has led complex cross-border transactions to strengthen balance sheets, reorganize operations and realign capital structures, both as a primary shareholder and on behalf of independent shareholders. His transaction experience includes public listings, private financings, spin-offs, acquisitions, balance sheet refinancings and creditor committee leadership.

“Jeffrey is joining our Board not just as an experienced director, but as a shareholder with real capital committed to Datavault AI’s success,” said Nathaniel Bradley, Chief Executive Officer of Datavault AI. Jeffrey has spent more than three decades working with companies through critical periods of transformation, bringing a deep understanding of capital markets, corporate restructuring and strategic growth. His experience will be particularly valuable as we continue to expand our operations and evaluate opportunities to strengthen our financial position.”

Mr. Tirman currently serves as Chief Executive Officer of Elan d.o.o., a Slovenia-based sporting goods manufacturer, where he has led a comprehensive corporate restructuring and operational transformation following the company’s acquisition by institutional investors in 2015. His responsibilities have included financial stabilization, corporate reorganization, enhanced governance practices, management restructuring, operational improvements across four business divisions, multiple balance sheet refinancings and preparation of the business for a potential sale.

In 2016, Mr. Tirman founded Abri Capital Ltd., a private family-office investment firm investing globally across multiple asset classes and security types. Previously, he co-founded Rhodium Capital Management Ltd., a London-based investment manager specializing in European and CEEMEA credit markets. From 1997 to 2012, he served as President of Talisman Capital, managing investment strategies and corporate restructuring assignments for institutional clients across multiple industries. Mr. Tirman also served as an adjunct professor of Advanced Corporate Finance at HEC Lausanne from 2009 to 2014. He holds an MBA (Corporate Accounting) from Tulane University’s A.B. Freeman School of Business and a Bachelor of Business Administration (Economics) from the University of Arkansas at Little Rock.

“I am pleased to join Datavault AI’s Board at this critical stage in the Company’s development,” said Mr. Tirman. “As a shareholder, I have a vested interest in the Company’s success. My career has focused on helping businesses navigate complex financial and operational challenges, strengthening their capital structures and positioning themselves for profitable growth. I look forward to working with the company to support disciplined operational and financial execution and to grow the business in an intelligent manner.”

About Datavault AI

Datavault AI Inc. (Nasdaq: DVLT) is an AIP company focused on transforming data and real-world assets into intelligent, secure and monetizable digital assets. The Company’s integrated platform combines artificial intelligence, an AI-driven inference layer, data valuation, tokenization, cybersecurity, high-performance computing and exchange technologies to support the lifecycle of data and digital assets—from identification and valuation through tokenization, commercialization and monetization.

Datavault AI operates through two synergistic divisions: Data Science and Acoustic Science. The Data Science division includes the Company’s patented Data Vault®, DataValue® and DataScore® technologies, together with its cybersecurity, tokenization and exchange capabilities. The Acoustic Science division includes WiSA®, ADIO® and related spatial audio and data-over-sound technologies, as well as the Company’s events and experiential media businesses, including CompuSystems, Inc., operated under the Event Citadel brand, and API Media Innovations Inc.

Together, these capabilities form an integrated AI platform designed to connect data, intelligence, value and markets, enabling enterprises, institutions and asset owners to identify, protect, value and monetize data and real-world assets.

The Company is headquartered in Philadelphia, PA. For more information, visit www.dvlt.ai. Investor information is available at ir.datavaultsite.com. Technology news and insights are published at dvlt.ai/insights.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other applicable securities laws about Datavault AI Inc. (“Datavault AI,” the “Company,” “us,” “our,” or “we”) and our industry that involve risks and uncertainties. In some cases, you can identify forward-looking statements because they contain words, such as “may,” “might,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “goal,” “objective,” “seeks,” “likely” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. The absence of these words does not mean that a statement is not forward-looking.

Forward-looking statements in this press release include, but are not limited to, statements regarding the anticipated contributions of Jeffrey Tirman to the Company’s Board of Directors; the expected benefits of his investment management, corporate restructuring, capital markets and international business experience ; the Company’s ability to strengthen its financial position, capital structure and strategic execution; the anticipated benefits of the Company’s acquisition of NYIAX; the Company’s ability to successfully integrate NYIAX’s business, personnel, intellectual property and technologies; the anticipated expansion, development, operation and commercialization of the Company’s exchange and tokenization platforms; the Company’s ability to leverage NYIAX’s patented exchange technology and contract management capabilities; the Company’s plans to expand its digital asset and data monetization businesses; and the Company’s future growth, strategic objectives and ability to create long-term shareholder value.

These forward-looking statements are based on the Company’s current expectations, estimates, assumptions and beliefs and are subject to numerous risks and uncertainties that could cause actual results, events or developments to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, among others, the Company’s ability to successfully integrate NYIAX and realize the anticipated benefits of the acquisition; the ability of Jeffrey Tirman to contribute to the Company’s strategic and financial objectives; the ability of the Company’s Board of Directors and management team to effectively execute its strategic objectives; the Company’s ability to attract, retain and effectively utilize qualified directors, executives and other personnel; the Company’s ability to successfully develop, operate, integrate, scale and commercialize its exchange and tokenization technologies; technological, operational, cybersecurity, regulatory and other risks affecting the Company’s platforms and businesses; the availability, functionality and commercial adoption of the Company’s technologies; changes in market conditions and the competitive environment; the Company’s ability to strengthen its financial position; applicable federal and state securities laws and regulations and other laws and regulations applicable to digital assets, blockchain technologies and the Company’s businesses; and the other risks and uncertainties described in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and other filings with the SEC.

The forward-looking statements contained in this press release speak only as of the date of this press release. The Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements.

Contacts

Media Contact
marketing@dvlt.ai

Investor Contact
Edward Barger
Vice President, Investor Relations
ir@dvlt.ai